Offerings - Offering: 1	Jan. 27, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Other Rule	true
Security Type	Mortgage Backed Securities
Security Class Title	Benchmark 2026-V20, Commercial Mortgage Pass-Through Certificates, Series 2026-V20
Amount Registered | shares	770,246,000
Proposed Maximum Offering Price per Unit	1
Maximum Aggregate Offering Price	$ 770,246,000
Amount of Registration Fee	$ 106,370.98
Offering Note	(1) Estimated solely for the purpose of calculating the registration fee.